UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2011

Investors Capital Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	333-43664	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East
Lynnfield, MA  01940
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐  (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Compensation Arrangements of Certain Officers

On October 26, 2011 the Registrant awarded to Registrant’s Chief Executive Officer, Timothy B. Murphy, and Registrant’s Chief Financial Officer, Kathleen L. Donnelly a total of 100,000 and 48,000 shares, respectively, of Common Stock from the following compensation plans:  (i) 10,285 and 4,937 shares, respectively, under the Registrant’s 1996 Stock Incentive Plan, (ii) 51,460 and 24,701 shares, respectively, under the Registrant’s 2005 Equity Incentive Plan (the “2005 Plan”) and, (iii) subject to stockholder approval of the Investors Capital Holdings, Ltd. Amended and Restated Equity and Cash Bonus Plan (the “Amended Plan”), which is an amendment and restatement of the 2005 Plan, and registration of such awards under the Amended Plan, 38,256 and 18,363 shares, respectively, under the Amended Plan.  Each of the foregoing grants is subject to the following terms and conditions (i) the shares subject to each such grant shall vest, as nearly as practicable, in four equal installments on the first four anniversaries of the date of grant, (ii) each such grant shall be subject to the prompt execution and delivery by the Company and the grantee of an agreement setting forth the forgoing and such other terms and conditions consistent therewith and with the provisions of the aforesaid plans as the proper officers of the Company shall deemed to be appropriate and in the best interests of the Company, and (iii), subject to such exceptions as may be incorporated in the foregoing agreements, each such grantee shall not be permitted to transfer any interest in or to one-half of the combined number of shares granted to such grantee under all such grants while such grantee continues to be employed by the Company and/or its subsidiaries.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 28, 2011 the Registrant held its annual meeting of stockholders at which (i) the following persons were elected as directors to hold office, subject to the provisions of the Registrant’s By-Laws, until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, and (ii) the appointment of Marcum LLP as the independent public accountants for the Registrant for the fiscal year ending March 31, 2012 was ratified by the stockholders with the following voting results, there being 3,919,860 broker non-votes for Proposal #1 and no broker non-votes for Proposal #2:

Proposal #1 ELECTION OF DIRECTORS, TO SERVE AS SUCH UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Directors	For	Withheld
Blaise A. Aguirre	2,375,447	26,280
William J. Atherton	2,368,359	33,368
Geoffrey T. Chalmers	2,376,418	25,309
James D. Crosson	2,313,379	88,348
Don E. Ingram	2,347,056	54,671
Robert T. Martin	2,379,158	22,569
Robert P. Mazzarella	2,375,967	25,760
Timothy B. Murphy	2,356,045	45,682

Proposal #2 RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY’S FISCAL YEAR ENDING MARCH 31, 2012.

For	Against	Abstain

6,189,213	76,021	56,353

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

By	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date:  November 1, 2011

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